RGC Resources, Inc. | NASDAQ: RGCO Investor Presentation May 2017

1 Forward-Looking Statements: The statements in this presentation by RGC Resources, Inc. (the "company") that are not historical facts constitute “forward-looking statements” made pursuant to the safe harbor provision of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties. These statements include the company's expectations regarding earnings per share, EBITDA, future expansion opportunities, natural gas reserves and potential discoverable natural gas reserves, technological advances in natural gas production, comparison of natural gas consumption and natural gas production, cost of natural gas, including relativity to other fuel sources, demand for natural gas, possibility of system expansion, general potential for customer growth, relationship of company with primary regulator, future capital expenditures, current and future economic growth, estimated completion dates for Mountain Valley Pipeline ("MVP") milestones, potential of MVP to provide additional source of natural gas, additional capacity to meet future demands, increased capital spending and area expansion opportunity, potential new customers and rate growth in potential expansion area. Management cautions the reader that these forward-looking statements are only predictions and are subject to a number of both known and unknown risks and uncertainties, and actual results may differ materially from those expressed or implied by these forward-looking statements as a result of a number of factors. These factors include, without limitation, financial challenges affecting expected earnings per share and EBITDA, technical, political or regulatory issues with natural gas exploration, production or transportation, impact of increased natural gas demand on natural gas price, relative cost of alternative fuel sources, lower demand for natural gas, regulatory, legal, technical, political or economic issues frustrating system or area expansion, regulatory, legal, technical, political or economic issues that may affect MVP, delay in completion of MVP, increase in cost to complete MVP, including by an increase in cost of raw materials or labor to due economic factors or regulatory issues such as tariffs, economic challenges that may affect the service area generally and customer growth or demand and deterioration of relationship with primary regulator, and those risk factors described in the company’s most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission, which is available at www.sec.gov and on the company’s website at www.rgcresources.com. The statements made in this presentation are based on information available to the company as of the date of this presentation and the company undertakes no obligation to update any of the forward-looking statements after the date of this presentation.

2 Key investment highlights Demonstrated track record of delivering shareholder value  Total shareholder return of 302% since 2007, compared with 98% for the S&P 500  Announced record earnings LTM earnings for Q2’17, attributable to:  Improved utility margins associated with infrastructure replacement programs  Customer growth  Midstream investment through Mountain Valley Pipeline (MVP) Significant growth potential  Attractive cost recovery mechanisms and opportunities for rate base growth  Service territory centered in the largest metropolitan area in Western Virginia  Additional growth opportunities from investment in MVP, including service territory expansion Highly stable business model  Very constructive relationships with VA State Corporation Commission (SCC)  72 years of consecutive dividend payments  13 consecutive years of dividend increases  Pass-through fuel costs  6% increase in operating margin since 2014 Experienced management team  30 average years of experience  CEO is member of the AGA Board of Directors  Numerous leadership positions within industry organizations Attractive fundamental backdrop  The U.S. has become a global powerhouse in natural gas production  Natural gas enjoys a significant structural cost advantage to other fuel sources  Significant infrastructure and modernization programs underway

Overview of RGC Resources and Roanoke Gas Business description  Local distribution company (LDC) located in Roanoke, VA, founded in 1883, that transports natural gas to residential and commercial/industrial end users  Publically listed on Nasdaq in 1994  98% earnings from Roanoke Gas – regulated natural gas utility  60,700 customers in Virginia ‒ 55% industrial/commercial/other by volume ‒ 45% residential  126 active employees  RGC Midstream – Est. $35 million investment in Mountain Valley Pipeline – FERC regulated interstate pipeline Public market overview ($mm) Organizational chart & trading statistics Service territory Sources: Company filings as of 3/31/2017. Bloomberg market data as of 5/10/17. Notes: RGCO EBITDA and EPS figures represent company provided estimates. ‘17E EBITDA = $18mm. ’17E and ’18E EPS = $0.85 and $0.93, respectively. Diluted share count assumes all outstanding RSUs are fully dilutive. Share price (as of 5/10/17) $24.49 Diluted shares outstanding 7.3 Market cap $179 Plus: debt, NCI, preferred 50 Less: cash (1) Enterprise value $229 % of 52-week high 100% % off 52-week low 67% Trading multiples Price / 2017E EPS 28.7x Price / 2018E EPS 26.2x Current dividend yield 2.4% Credit metrics Total debt / 2017E EBITDA 2.8x Total debt / book cap 46% Total liquidity (cash and avail. RLOC) $37 Current service territory Future expansion opportunity RGC Resources, Inc. Roanoke Gas Company RGC Midstream, LLC Shares out (mm) 7.3 % insider owned 8.1% Float (mm) 6.2 % short interest 0.04% 3

4 Natural gas is an increasingly attractive fuel source A tt ra ct ive ec o n o m ic b ac kdr o p  After decades of decline, new reserve discoveries in the past 10 years and technological advances have made the U.S. a global powerhouse in natural gas production  Natural gas enjoys a significant structural cost advantage to other fuel sources, made durable by more than 100 years of proved reserves in North America  369 Trillion cubic feet (Tcf) of proved natural gas reserves in the U.S.; over 2,500 Tcf estimated total potential recoverable reserves  30 Tcf current annual natural gas production/supply in the U.S. compares favorably with current consumption of 26.7 Tcf  Households that use natural gas for heating, cooking, and clothes drying spend an average of $840 less per year than homes using electricity for those applications ...Demand for the fuel source continues to grow Natural Gas Usage by Segment As the supply of cheaper natural gas has expanded... Source: American Gas Association 2016 Playbook, EIA Residential 21% Commercial 14% Industrial 31% Electricity Generation 34% 62,000 67,000 72,000 77,000 82,000 87,000 92,000 $0.00 $2.00 $4.00 $6.00 $8.00 $10.00 $12.00 $14.00 $16.00 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 N at u ra l ga s p ro d u cti o n (Mmc f/ d ) N at u ra l ga s p ric e ($/M m b tu ) Henry Hub gas price Daily production 10% 20% 30% 40% 50% 60% 201620152014201320122011201020092008200720062005 Fu el so u rc e fo r U .S. P o w er Pr o d u cti o n Coal Natural Gas Natural gas becomes primary fuel source

5 Utility cost recovery and return on rate base St ab le b u si n es s m o de l  Utility base rates recover operating costs and investment in fixed assets, allowing the utility to earn a reasonable rate of return on equity  Infrastructure riders – Steps to Advance Virginia’s Energy (SAVE)  A mechanism to recover investments in infrastructure replacement based on future expenditures  Trued-up and modified annually to adjust for over/under recovery  Approved through 2021  System expansion - Available  Weather normalization adjustment factor (WNA)  Gas volumes adjusted to 30-year normal; removes firm margin volatility associated with weather  Purchased gas adjustment factor (PGA)  Commodity is a pass-through, VA allows quarterly true-up

$17.9 $20.3 $18.7 $18.0 $18.4 $16.9 $0 $5 $10 $15 $20 $25 2016A 2017E 2018E 2019E 2020E 2021E $ mill io n s Utility Maintenance Customer Growth SAVE Rider & Station Replacement Advanced Metering 6 Stable regulation environment for gas utility segment  Established, productive relationships with VA SCC  9.75% authorized ROE  100% cast iron and bare steel pipe replaced  Advanced meter reading Roanoke Gas capital expenditure plan Forecast period (FYE) SAVE Rider & Station Replacement $44.6 48% Customer Growth $24.4 26% Utility Maintenance $17.2 19% Advanced Metering $6.2 7% Total $92.4 100% Forecast totals through 2021 St ab le b u si n es s m o de l  Infrastructure Replacement Rider - SAVE  Approved through 2021  First Generation Plastic: $35mm  3 interconnect stations: $3mm  Coated steel tubing: $6mm

Attractive economic backdrop

RGC's service area is enjoying an uptick in economic growth



- Home to over 300,000 people and an economic hub for more than one million people throughout western Virginia
- Ranked in the Top 100 Best Places for Business and Careers and Top 15 Most Affordable Places for Doing Business by *Forbes.com*
- High concentration of higher education institutions, with 25 colleges and universities within a 60-mile radius
- More than 70 trucking lines serve the Roanoke Region with local, state, and interstate freight service, considered a foreign trade zone

UPS announces plans to deploy new CNG vehicles in 15 cities, including Roanoke, VA
UPS Pressroom – 4.1.15

ELDOR CORPORATION

Eldor Corp. picks Botetourt as a new site for business
The Roanoke Times – 3.15.16

Steel Dynamics to invest $28 million at the Roanoke Bar Division
The Roanoke Times – 2.2.17

SDI

VTC | Virginia Tech Carilion Research Institute

Focus on innovation: Virginia Tech and Carilion to build research hub in Roanoke
The Roanoke Times – 3.19.16

BALLAST POINT

Ballast Point closes on Greenfield building for its East Coast brewery
The Roanoke Times – 9.9.16

Deschutes to open brewery in Roanoke
The Roanoke Times – 3.22.16

DESCHUTES BREWERY

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8 Mountain Valley Pipeline (MVP) – project overview & timeline  RGCO is a 1% owner of the $3.5bn MVP  300 miles of 42” underground natural gas open-access pipeline spanning from northwestern West Virginia to southern Virginia  MVP expected to provide up to two billion cubic feet (2Bcf) of natural gas per day of transmission capacity to New York, Mid- and South- Atlantic markets  MVP has secured firm commitments for the full capacity of the project under 20-year contracts Milestone Estimated completion  Final EIS  June 2017  FERC approval  Fall 2017  Construction begins  Late 2017  Targeted in-service date  End 2018 Project partners (% ownership) MVP overview G ro w th p o ten ti al 45.5% BBB- 10% A+ 12.5% A- 1% 31% A-

$18 $20 $19 $18 $18 $17 $2 $5 $25 $4 $19 $25 $44 $22 $18 $17 $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 $0 $5 $10 $15 $20 $25 $30 $35 $40 $45 $50 2016A 2017E 2018E 2019E 2020E 2021E ($ m m ) Roanoke Gas CapEx Mountain Valley Pipeline 9 MVP – benefits to Roanoke Gas  Provide a third source of gas with 2 interconnects  Provide additional capacity to meet future demands  Increase capital spending in 2017 through 2019  Provide expansion opportunities into Franklin County  Potential to add 1,500 new customers  Rate base growth of $10 million  Natural gas is 30% - 50% cheaper than propane and fuel oil MVP will: Franklin County Expansion Total Estimated $4.8mm annual EBITDA contribution G ro w th p o ten ti al FYE

$12,739 $14,313 $15,143 $21,180 $0 $5,000 $10,000 $15,000 $20,000 $25,000 2014 2015 2016 2017 19.6x 19.6x 19.1x 28.4x 0.0x 5.0x 10.0x 15.0x 20.0x 25.0x 30.0x 2014 2015 2016 2017Current 10 Financial highlights EPS Trailing P/E ROE Plant growth Sources: Bloomberg, SNL. Company filings. Notes: Stock price as of 5/10/17. Income statement data is TTM as of 3/31. Balance sheet data as of 3/31. Net plant growth = sum of last four quarters capex on utility plant without allowance for funds used during construction (AFUDC). Fi n an ci al pr o fi le Note: TTM P/E as of calendar year end. Current as of 5/10/17 21.7x 4yr avg $0.65 $0.69 $0.75 $0.86 $0.49 $0.50 $0.53 $0.56 $0.00 $0.10 $0.20 $0.30 $0.40 $0.50 $0.60 $0.70 $0.80 $0.90 2014 2015 2016 2017 Dividends/Share 8.9% 9.0% 9.7% 10.6% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 2014 2015 2016 2017

11 Comparable company benchmarking Fi n an ci al pr o fi le Current dividend yield Sources: Bloomberg. Company filings. Notes: Current dividend yield as of 5/10/17. EPS CAGR calculated using TTM EPS as of 3/31/2015 – 3/31/2017. Forward P/E calculated using share price as of 5/10/17 and Bloomberg consensus estimates for current fiscal year EPS. RGCO 2017E EPS of $0.85 represents company provided estimate. 2015 – 2017 EPS CAGR Forward price / earnings 3.10% 2.76% 2.56% 2.46% 2.37% 1.81% 0.00% 1.00% 2.00% 3.00% 4.00% SJI DGAS NJR WGL RGCO CPK 19.1% 7.9% 1.0% 0.2% (0.4%) (0.7%) (5.0%) 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% NJR RGCO SJI CPK WGL DGAS 23.0x 23.3x 24.7x 26.9x 28.7x 34.2x 0.0x 10.0x 20.0x 30.0x 40.0x NJR CPK WGL SJI RGCO DGAS

12 Comparable company benchmarking Fi n an ci al pr o fi le Total debt / TTM EBITDA Debt / 3-31-17 book capital RGCO maturity profile Sources: Bloomberg, SNL. Company filings. Notes: Balance sheet data as of 3/31/17. TTM EBITDA as of 3/31/17. - 10,000 20,000 30,000 40,000 $ 0 0 0 2.6x 2.8x 2.8x 4.3x 4.4x 5.1x 0.0x 2.0x 4.0x 6.0x 8.0x DGAS RGCO CPK WGL NJR SJI 38.7% 43.0% 45.5% 50.2% 50.7% 56.3% 0.0% 20.0% 40.0% 60.0% 80.0% DGAS CPK RGCO SJI NJR WGL

$0.40 $0.45 $0.50 $0.55 $0.60 $0.65 $7.00 $9.00 $11.00 $13.00 $15.00 $17.00 $19.00 $21.00 $23.00 D ivi d en d s p er s h ar e ($ ) Sh ar e p ri ce ( $ ) Share price Dividends/share 13 RGC Resources has delivered significant shareholder value Demo n st ra ted t ra ck r ec o rd Source: Bloomberg data as of 5/10/2017 Notes: Total returns include total dividends paid over the time period 11/28/16: RGCO announced 7.4% dividend increase RGCO total returns 6mo 51% 1yr 71% 3yr 110% 5yr 162% 10yr 302% 3/1/17: Three- for-two stock split effective $24.49 current share price

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